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                                                                    EXHIBIT 10.7


                                                                       EXHIBIT A



                                KOSS CORPORATION

                                      1983

                          INCENTIVE STOCK OPTION PLAN


     1. Purpose. The purpose of this Plan is to promote the growth and development of Koss Corporation (the "Company") by providing increased incentives for key salaried employees of the Company and its Subsidiaries and by facilitating the efforts of the Company and its Subsidiaries to obtain and retain employees of outstanding ability. This Plan provides for the granting of incentive stock options ("ISOs") intended to qualify as such within the meaning of Section 422A of the Internal Revenue Code (the "Code") as added by the Economic Recovery Act of 1981.

     2.   Administration.

          (a) The Plan shall be administered by a Stock Option Committee (the "Committee") of the Board of Directors of the Company, consisting of those members of the Compensation Committee of the Board who are not eligible to receive ISOs under this Plan. A majority of the members of the Committee shall constitute a quorum. The approval of such a quorum, expressed by vote at a meeting, or in writing without a meeting, shall constitute the action of the Committee and shall be valid and effective for all purposes of the Plan.

          (b) The Committee is authorized, subject to the provisions of the Plan, to adopt, amend and rescind such rules and regulations as it may deem appropriate for the administration of the Plan, and to make determinations and interpretations which it deems consistent with the Plan's provisions. The Committee's determinations and interpretations shall be final and conclusive.

     3. Eligibility. Only salaried employees, including officers, of the Company and of its Subsidiaries shall be eligible to receive ISOs under the Plan.

     4.   Shares Subject to ISOs.

          (a) The stock to be subject to ISOs under the Plan shall be shares of the Company's common stock, $.01 par value, subject to adjustment under paragraph 13 hereof, and may be authorized but unissued stock or stock issued and reacquired by the Company.

          (b) The aggregate number of shares for which ISOs may be granted under the Plan shall not exceed Two Hundred Thousand (200,000) shares, subject to adjustment under paragraph 13 hereof.

          (c) Shares subject to and not issued under an ISO which expires or terminates or is canceled for any reason during the term of the Plan shall again be available for the granting of ISOs under the Plan.

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     5.   Granting of ISOs.

          (a) The Committee may from time to time at its discretion, subject to the provisions of the Plan, determine when ISOs shall be granted from time to time and at the time of each grant determine those eligible employees to who ISOs shall be granted, the number of shares subject to such ISOS, the date or dates on which the ISOs become exercisable, either wholly or in part, and the expiration date of the ISOS.

          (b) Each ISO shall be evidenced by a written agreement containing terms and conditions established by the Committee consistent with the provisions of the Plan, including such terms as the Committee shall deem advisable in order that such ISO shall constitute an "incentive stock option" within the meaning of Section 422A of the Code as the same may from time to time be amended.

     6. Term of Plan. ISOs may be granted under the Plan at any time up to July 26, 1993, on which date the Plan shall expire except as to ISOs outstanding, which ISOs shall remain in effect until they have been exercised or have expired.

     7.   ISO Price.

          (a) The ISO price at which shares may be purchased under each ISO shall be not less than 100 percent of the Fair Market Value of the shares on the date on which the ISO is granted; provided, however, that the ISO price of ISOs granted to any person owning more than ten (10%) of the Company's voting stock shall be one hundred ten percent (110%) of the Fair Market Value of the stock at the time of the granting of the ISO. For all purposes of this Plan, the term "Fair Market Value" shall be the average of the highest bid and the lowest asked quotations for the stock at the close of business on the date of grant, as reported by NASDAQ (The National Association of Securities Dealers, Inc. Automated Quotation System). However, if at any time the "common stock" is listed on any exchange, the "Fair Market Value" shall be the average of the reported highest and lowest prices at which shares are sold on such exchange on the date the ISO is granted, or in the absence of reported sales on such exchange on said date, the average of the reported closing bid and asked prices for the shares on such exchange on the date the ISO is granted.

          (b) The cash proceeds of the sale of stock subject to an ISO are to be added to the general funds of the Company available for its corporate purposes.

     8. Special Calendar Year Limitations on Number of Shares Subject to ISO. No eligible employee may be granted ISOs in any calendar year covering shares having an aggregate Fair Market Value Determined as of the time of the grant of the ISOS) in excess of $100,000 plus any "unused limit carryover" within the meaning of Section 422A(b)(8) of the Code which may be available for such calendar year.

     9.   Exercise of ISOs.

          (a) ISOs granted under the Plan may be exercised only in accordance with the terms established by the Committee, including the initial exercise date or dates determined by the Committee when ISOs shall first become exercisable in whole or part. All rights to exercise an ISO shall expire on the expiration date designated by the Committee at the time the ISO was granted, but in any event not later than ten years from the date on which the ISO is granted; provided, however that ISOs granted to any person owning more than ten percent of the

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     Company's voting stock shall expire not later than five years from the date on which the ISO is granted.

          (b) An ISO by its terms shall not be exercisable while there is "outstanding" (as hereinafter defined) any ISO previously granted to the same employee to purchase stock in the Company or in a corporation which (at the time of the granting of the new ISO) was a parent or subsidiary of the Company or a predecessor of any of such corporations. For purposes hereof, any such previously granted ISO shall be treated as "outstanding" until such ISO is either exercised in full or expires by reason of lapse of time.

          (c) If the exercise of an ISO would otherwise result in the violation by the Company of any provision of the Securities Act of 1933 or of any state securities law the Company may require that such exercise be deferred until the Company has taken appropriate action to avoid any such violation.

          (d) The ISO price for shares purchased shall be paid in full at the time of exercise and no shares shall be issued until full payment therefor is made. Such payment may be made either (1) in cash or (2) at the discretion of the Committee, by delivering shares of the Company's common stock (the "Delivered Stock") or a combination of cash and Delivered Stock. Delivered Stock shall be valued at its Fair Market Value determined as of the date of exercise of the ISO.

          (e) An employee to whom an ISO is granted shall not be deemed holder of any shares subject to the ISO until the shares are fully paid and issued to him upon exercise of such ISO.

     10. Transferability of ISOS. An ISO granted under the Plan may not be transferred except by will or the laws of descent and distribution and may be exercised during the lifetime of an employee (to the extent exercisable) only by him. The ISO and any rights and privileges pertaining thereto shall not be transferred, assigned, pledged or hypothecated by him in any way whether by operation of law or otherwise and shall not be subject to execution, attachment or similar process.

     11.  Termination of Employment.

          (a) Upon termination of employment with the Company or Subsidiary for any reason except death and permanent and total disability, an employee to whom an ISO is granted may, at any time within three months after the date of such termination (but such period of three months shall not extend the stated date of expiration of the ISO), exercise the ISO to the extent He was entitled to do so on the date of such termination provided, any ISOs or portions of ISOs of terminated employees not so exercised shall terminate.

          (b) Upon termination of employment with the Company or a Subsidiary by reason of the permanent and total disability of the employee, such employee may exercise the ISO at any time within twelve (12) months after the date of such termination, to the extent he was entitled to do so on the date of such termination. The period of exercise shall not extend beyond the stated date of expiration of the ISO. Permanent and total disability shall be determined in accordance with Section 105(d) of the Code.

          (c) The Committee may determine that, for the purpose of the Plan, an employee who is on a leave of absence (to the extent that his employment is not determined to be interrupted for purposes of Section 422A of the Code) will be considered as a full-time salaried employee of the Company or a Subsidiary.

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          (d)   Transfer of an employee from the Company to a Subsidiary or from a Subsidiary to the Company or another Subsidiary shall not be a termination of employment or an interruption of continuous employment for the purposes of the Plan.

          (e) Nothing in the Plan or in any ISO granted under the Plan shall confer on any employee any right to continue in the employ of the Company or its Subsidiaries, or affect the right of the Company or its Subsidiaries to terminate his employment at any time.

     12. Death. If an employee to whom an ISO is granted dies while in the employ of the Company or a Subsidiary or within three months after termination of such employment, the person or persons to whom the ISO is transferred by will or the laws of descent and distribution may, at any time within one year after the date of death but not later than the date of expiration of the ISO, exercise the ISO to the extent the employee was entitled to do so on the date of death or termination of employment, whichever was earlier. Any ISOs or portions of ISOs of deceased employees not so exercised shall terminate.

     13. Changes in the Number of Available Shares. In the event of any recapitalization, stock split or reverse split, combination or exchange of shares, stock dividend, merger in which the Company is the surviving corporation, combination or exchange of shares, or other capital change affecting the common stock of the Company, the Committee shall make, subject to the approval of the Board of Directors of the Company, equitable and appropriate changes in the aggregate number and kind of shares available for which ISOs may be granted under the Plan and in the number, price and kind of shares covered by ISOs granted or to be granted under the Plan, provided that no changes shall be made which would cause an ISO to fail to continue to qualify as an incentive stock option within the meaning of Section 422A of the Code.

     14. Investment Representation; Legend on Certificates. Each grant of an ISO shall be conditioned upon the optionee delivering to the Company at the time of exercise a written representation that the stock to be acquired upon such exercise is to be acquired for investment and not for resale or with a view to its distribution, and upon the right of the Company to place a legend upon the stock certificate or certificates issued upon exercise of the ISO, restricting the transferability thereof in a manner which will make available the exemption provided by Section 4(2) of the Securities Act of 1933. Compliance with these conditions may be waived by the Committee if the stock to be acquired upon such exercise is registered under the Act.

     15. Amendment or Discontinuance. The Board of Directors may, at any time, without the approval of the Stockholders of the Company, alter, amend, modify, suspend or discontinue the Plan, but may not, without the consent of the holder of an ISO make any alteration which would adversely affect an ISO previously granted unlet the Plan or, without the approval of the Stockholders of the Company, make any alteration which would (a) increase the aggregate number of shares subject to ISOs under the Plan, except for adjustments pursuant to paragraph 13; (b) decrease the minimum ISO price; (c) permit any member of the Committee to become eligible for ISOs under the Plan; (d) extend the term of the Plan or the maximum period during which Any ISO may be exercised; or (e) so alter the Plan that it fails to meet the requirements for incentive stock options of Section 422A of the Code.

     16. Liability. No member of the Board of Directors, the Committee or officers or employees of the Company or its Subsidiaries shall be personally liable for any action, omission or determination made in good faith in connection with the Plan.

     17. Effective Date. The Plan shall be effective on July 27, 1983 but shall be submitted for approval by the Stockholders of the Company at the next meeting thereof following such adoption. No

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ISOs granted under the Plan shall
become exercisable unless and until the Plan has been approved by the Stockholders of the Company within 12 months after its adoption by the Board of Directors. If not so approved by the Stockholders, the Plan and any ISOs granted thereunder shall terminate and be of no further force or effect, and the Company shall have no liability or other obligation to any optionee or eligible employee by reason of such termination.

     18. Miscellaneous.

           (a) The term "Board of Directors" used herein shall mean the Board of Directors of the Company and, to the extent that any powers and discretion vested in the Board of Directors are delegated to any committee of the Board, the term "Board of Directors" shall also mean such committee.

           (b) The term "Subsidiary" used herein shall be defined in accordance with Section 425 of the Code.